Exhibit 99.2

NTL Incorporated Q2 2003 Results August 12, 2003

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 Certain statements contained herein constitute "forward^looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, the words, "believe," "anticipate," "should," "intend," "plan," "will," "expects," "estimates," "projects," "positioned," "strategy," and similar expressions identify such forward^looking statements. Such forward^looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by such forward^looking statements. Such factors include, among others, the "Risk Factors" set forth in the Company's Registration Statement on Form S-1 filed on February 12, 2003, and the Company's Annual Report on Form 10-Q for the year ended June 30, 2003 to be filed on August 14, 2003, as such filings may be amended from time to time, as well as: the impact of our organizational restructuring and integration actions; our ability to maintain contracts that are critical to our operations; potential adverse developments with respect to our liquidity or results of operations; our ability to fund and execute our business plan; our ability to attract, retain and compensate key executives and associates; our ability to attract and retain customers; general economic and business conditions; technological developments; our ability to continue to design networks, install facilities, obtain and maintain any required governmental licenses or approvals and finance construction and development, all in a timely manner at reasonable costs and on satisfactory terms and conditions; assumptions about customer acceptance, churn rates, overall market penetration and competition from providers of alternative services; the impact of new business opportunities requiring significant up-front investment; and interest rate and currency exchange rate fluctuations. We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.

Use of non-GAAP (Generally Accepted Accounting Principles) terms All US Securities and Exchange Commission Regulation G reconciliations are available in our three months ended June 30, 2003 press release on our website www.ntl.com/investors. To supplement our consolidated financial statements presented on a GAAP basis, NTL uses certain non- GAAP measures (Combined Segment Profit (formerly EBITDA), Fixed Asset Additions (Accrual Basis) (formerly Capital Expenditures), and Combined Segment Cash Flow (formerly Operating Cash Flow). Since management uses these non-GAAP financial measures to understand NTL's performance and to assess its prospects for the future, management believes they provide useful supplemental information to investors. In particular, the Chief Operating Officer uses Segment Profit and Loss, and Segment Cash Flow to evaluate performance for individual segments. NTL uses these non-GAAP financial measures in addition to and in conjunction with results presented in accordance with GAAP. Because non-GAAP financial measures are not standardized, it may not be possible to compare NTL's non-GAAP financial measures with other companies' non- GAAP financial measures that have the same or similar names.

Barclay Knapp Chief Executive Officer

Agenda Introduction and Q2-03 Summary Divisional Review Financial Review Questions and Answers

Second Quarter Highlights Revenue of £551.3 million and Combined Segment Profit of £173.8m Combined Segment Cash Flow of £101.6 million ($164.3m) increased 37% over Q1-03 and 84% over Q2- 02 NTL Home adds 115k net revenue generating units (RGUs) and approximately 40k net customers UK Churn continues downward trend at 12.9%

Financial Summary (£ millions) Q2 2003 Q1 2003 Q2 2002 Home £370 £362 £359 Business 71 75 78 Broadcast 65 64 66 Carrier 27 28 31 Ireland 18 18 15 Total Revenues £551 £547 £549 Combined Segment Profit £174 £157 £157 Comb. Segment Profit Margin 32% 29% 29% Fixed Asset Additions** £ 72 £ 83 £102 Combined Segment Cash Flow £102 £ 74 £ 55 Adjusted* * Accounts for changes in assumptions relating to the allocation of certain costs from capital to operating expenses that occurred in Q4 02 and which would have reduced Q2 02 Combined Segment Profit by £10.6m. ** Accrual basis.

Financial Summary - Actual Q2 2003 vs January 10th 8-K (£ millions) Q2 2003 8-K Projection Revenue £551 £545 Combined Segment Profit £174 £165 Fixed Asset Additions (Accrual Basis) £ 72 £104 Cash and Cash Equivalents £359 £268

Q2 2003 Summary 2% RGU growth over Q1 2003 to 5,240,700 driven by: 103,300 Broadband RGUs added (16% growth) 8% Y-O-Y RGU growth from 4,837,600 driven by: 488,600 Broadband RGUs added (177% growth) Call centre performance substantially improved Calls per customer down to 0.58x from 0.74x in Q2-02 Average speed to answer down to 57 seconds from 133 in Q2-02 Call abandonment rates down to 4% from 13% in Q2-02 Accessibility index (calls answered within 20 seconds) 65% vs. 40% in Q2-02

Q2 2003 Summary (Continued) Segment Profit margin increase continues due to higher Broadband penetration, better product mix, and declining opex Fixed Asset Additions (Accrual Basis) remain low despite acceleration in growth engine due to unit cost savings and other efficiencies

Operating Results - Home Quarter on Quarter (£ millions) Q2 2003 Q1 2003 Revenue £ 370 £ 362 Segment Profit 164 153 % of Revenue 44% 42%

Home Customer Base Q2 2003 vs Q1 2003 Q2 Q1 (in thousands) 2003 2003 Change Total Customers 2,753 2,713 40 Total RGUs 5,241 5,126 115 RGUs per customer 1.90 1.89 Telephone 2,454 2,427 27 Broadband 764 661 103 Television 2,023 2,038 (15) Digital 1,270 1,255 15

Growth Metrics Net Customer Movement (Quarterly, 000s) ARPU (Average of quarter £) Gross Adds (Quarterly, 000s) Disconnects (Quarterly, 000s) Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 156.8 112 53.6 48.9 84.4 106 116 129 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 143.9 154 126.9 119.4 113 108 89 90 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 13 -36.7 -73.3 -70 -29 -1.7 27 40 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 ARPU 39.1 39.6 38.9 40 40.65 41.04

Growth Mix in Most Profitable Products Telco (Quarterly Change, 000s) Television (Quarterly Change, 000s) Net RGUs (excl. dialup) (Quarterly Change, 000s) Broadband (Quarterly Change, 000s) Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 64.1 -52 -76 -56 34 113 141 115 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 33.4 38.9 65.174 92.14 104.988 136.665 143.8 103.3 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 20.1 -26 -65.3 -71.1 -27.9 -13.5 15.3 26.9 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 10.5 -64.8 -75.9 -76.9 -43.8 -32 -17.6 -14.8

Q3-02 Q4-02 Q1-03 Q2-03 Customer Service Performance Calls Answered, Average Speed of Answer, Accessibility Index, Calls per Customer Q3-02 Q4-02 Q1-03 Q2-03 Calls per Customer Accessibility Index % Calls answered in 20 seconds % Calls Answered Avg. Speed of Answer Q3-02 Q4-02 Q1-03 Q2-03 Q3-02 Q4-02 Q1-03 Q2-03

Carriers

Operating Results - Business & Carriers Quarter over Quarter Business Carriers (£ millions) Q2 2003 Q1 2003 Q2 2003 Q1 2003 Revenue £ 71 £ 75 £ 27 £ 28 Segment Profit £ 24 £ 21 £ 23 £ 22 % of Revenue 34% 28% 85% 79%

Operating Performance Improvement in Segment Profit and cash generation achieved by focussing on: Improving margin - Selling profitable products on net - Reducing costs (e.g., Viatel Network) Reducing overhead - Headcount reductions nearing completion - Reducing third party costs Cash Generation - Sweating the existing assets (e.g., cross sell/upsell)

Broadcast Profile Long term cash-generative contracts Key assets: towers, teleports & technical facilities Strong customer relationships & customer service reputation 20-45 year track record of service in our major markets Financially self-contained: customer- driven Fixed Asset Additions (Accrual Basis), near vertically integrated Media Wireless Public Safety 61 17 22 Media 61% Public Safety 22% Satellite & Media Services 23% TV & Radio Transmission 77% Wireless 17% Transmission Sats 164 42

Operating Results - Broadcast Quarter on Quarter £29 £27 Segment Profit 45% 42% Segment Profit Margin % £64 £65 Total Revenue £39 £11 £14 £40 £11 £14 Revenue Media Wireless Public Safety Q1 2003 Q2 2003 (£ millions)

Financial Overview

Financial Summary (£ millions) Q2 2003 Q1 2003 Q2 2002 Home £370 £362 £359 Business 71 75 78 Broadcast 65 64 66 Carrier 27 28 31 Ireland 18 18 15 Total Revenues £551 £547 £549 Combined Segment Profit £174 £157 £157 Comb. Segment Profit Margin 32% 29% 29% Fixed Asset Additions** £ 72 £ 83 £102 Combined Segment Cash Flow £102 £ 74 £ 55 Adjusted* * Accounts for changes in assumptions relating to the allocation of certain costs from capital to operating expenses that occurred in Q4 02 and which would have reduced Q2 02 Combined Segment Profit by £10.6m. ** Accrual basis.

Fixed Asset Additions (Accrual Basis) - NCTA Standard Reporting (£ millions) Q2 2003 Q1 2003 UK Customer Premise Equipment £ 34 £37 Commercial 11 4 Scaleable Infrastructure 11 12 Line Extensions 0 0 Upgrade/Rebuild 2 3 Support Capital 10 16 Total 68 72 Non-NCTA category Fixed Asset Additions 4 11 Total Fixed Asset Additions (Accrual Basis) £72 £83

Fixed Asset Additions (Accrual Basis) - Less spend per customer Greater growth to pre-wired homes Recycling of set top boxes Renegotiated installation contracts

Liquidity Q2 2003 Q1 2003 Combined Segment Cash Flow Per 8-K £ 61 £ 52 Actual £ 102 £ 74 Ending Cash Balance Per 8-K £ 268 £ 277 Actual £ 359 £ 303 (£ millions)

Refinancing Strong operating and financial performance, enhanced liquidity, and receptive capital markets provide opportunity to : Further improve liquidity and increase free cash flow through reduced debt service obligations Deleverage the balance sheet

Current Debt Structure ($ millions) Amount as of Est. Annual June 30, 2003 Interest Expense Exit Notes $ 492 $ 105 Working Capital Facility 675 87 Bank Debt 4,603 340 Diamond & Triangle Bonds 656 89 Other 64 5 Total $6,490 $ 626 £:$ FX Rate: 1.61